UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  April 1, 2009

PUREDEPTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	None	20-4831825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 Twin Dolphin Drive, Suite D
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 632-0800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Effective April 1, 2009 and pursuant to the Lease Termination Agreement and Release between PureDepth, Inc. (the “Company”) and The Realty Associates Fund VII, L.P. (the “Landlord”) dated March 6, 2009 and the Lease Termination Agreement and Release between the Company and Precise Software Solutions, Inc. (the “Sublessee”) dated February 19, 2009, the Company’s lease and sublease obligations under each such agreement with respect to the facilities at 3 Twin Dolphin Drive, Suite 350 Redwood City, CA have been terminated for a net termination fee of $40,000 paid to the Landlord.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.47	Lease Termination Agreement and Release – 3 Twin Dolphin Drive, Redwood City, California

10.48	Sub-Lease Termination Agreement and Release – 3 Twin Dolphin Drive, Redwood City, California

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREDEPTH, INC., ( Registrant )

Date: April 6, 2009	By:	/s/ Jonathan J. McCaman
Mr. Jonathan J. McCaman Chief Financial Officer and Secretary